Exhibit 99.1

FOR IMMEDIATE RELEASE

Bank of Hawaii Corporation First Quarter 2006 Financial Results

•                  Diluted Earnings Per Share $0.87

•                  Net Income $45.4 Million

•                  Board of Directors Declares Dividend of $0.37 Per Share

HONOLULU, HI (April 24, 2006) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.87 for the first quarter of 2006, an increase from diluted earnings per share of $0.83 in the same quarter last year and an increase from diluted earnings per share of $0.86 in the previous quarter. Net income for the first quarter of 2006 was $45.4 million, essentially unchanged from $45.5 million in the first quarter of 2005, and up from $44.8 million in the fourth quarter of 2005.

The return on average assets for the first quarter of 2006 was 1.82 percent compared to 1.88 percent for the first quarter of 2005 and 1.76 percent in the fourth quarter of 2005. The return on average equity for the first quarter of 2006 was 26.13 percent, up from 23.66 percent for the first quarter of 2005 and up from 25.19 percent in the fourth quarter of 2005.

“Bank of Hawaii had a good start in 2006 with solid performance in the first quarter,” said Allan R. Landon, Chairman and CEO. “We’ve had good loan origination volumes, our deposits continue to be strong and the Hawaii economy remains solid. We are optimistic about achieving our goals for the remainder of the year.”

Results for the first quarter of 2006 included a provision for credit losses of $2.8 million compared to $1.6 million in the fourth quarter of 2005. The Company did not record a provision for credit losses during the first quarter of 2005.

Financial Highlights

The net interest margin for the first quarter of 2006 was stable at 4.41 percent compared to previous quarters. Net interest income, on a taxable equivalent basis, for the first quarter of 2006 was $102.2 million, up $1.5 million from $100.7 million in the first quarter last year and down $1.3 million from $103.5 million in the fourth quarter of 2005. The increase in net interest income compared to the same quarter last year was primarily due to an increase in the yield on earning assets which was partially offset by a rise in deposit and short term borrowing rates. The

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130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-537-8440 • Website www.boh.com

decrease in net interest income compared to the previous quarter was largely due to fewer days in the first quarter and a shift in the funding mix. An analysis of the change in net interest income is included in Table 6.

As previously mentioned, the provision for credit losses during the first quarter of 2006 was $2.8 million and equaled net charge-offs for the quarter.

Non-interest income was $52.6 million for the first quarter of 2006, an increase of $0.3 million compared to non-interest income of $52.3 million in the same quarter last year and an increase of $1.8 million compared to non-interest income of $50.8 million in the fourth quarter of 2005.

Non-interest expense was $80.8 million in the first quarter of 2006, essentially flat with non-interest expense of $80.9 million in the first quarter of 2005 and a decrease of $2.4 million from non-interest expense of $83.2 million in the previous quarter. Non-interest expense in the first quarter of 2005 included a gain of $1.1 million on the sale of a foreclosed property largely offset by a goodwill impairment charge of $1.3 million related to the Company’s insurance business. The decrease from the fourth quarter was largely due to a reduction in legal expenses which was partially offset by an accrual for legal claims. An analysis of salaries and benefit expenses is included in Table 7.

The efficiency ratio for the first quarter of 2006 was 52.22 percent, an improvement from 52.86 percent in the same quarter last year and from 53.92 percent in the previous quarter.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury and Other Corporate. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Business segment performance details are summarized in Table 11.

Asset Quality

Non-performing assets declined to $5.9 million and the ratio of non-performing assets to total loans and leases, foreclosed real estate, and other investments decreased to 0.09 percent at March 31, 2006. Non-accrual loans and leases were $5.2 million at the end of the first quarter of 2006, resulting in a decrease in the ratio of non-accrual loans and leases as a percentage of total loans and leases to 0.08 percent at March 31, 2006. An analysis of asset quality is presented in Table 9.

Net charge-offs for the first quarter of 2006 were $2.8 million, or 0.18 percent annualized, of total average loans and leases compared to net charge-offs of $3.7 million, or 0.25 percent annualized, of total average loans and leases in the same quarter last year. Net charge-offs in the fourth quarter of 2005 were $1.6 million, including a recovery of $3.0 million, or 0.10 percent annualized, of total average loans and leases. Details of the reserve for credit losses are summarized in Table 10.

The allowance for loan and lease losses was $91.1 million at March 31, 2006, down from $105.0 at March 31, 2005 and essentially unchanged from December 31, 2005. The ratio of the allowance for loan and lease losses to total loans and leases was 1.46 percent at March 31, 2006, down from 1.75 percent at March 31, 2005 and down from 1.48 percent at December 31, 2005.

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Other Financial Highlights

Total assets were $10.53 billion at March 31, 2006, up $620 million from $9.91 billion at March 31, 2005 and up $341 million from $10.19 billion at December 31, 2005. Total loans and leases were $6.25 billion at March 31, 2006, up $230 million from $6.02 billion at March 31, 2005 and up $78 million from $6.17 billion at December 31, 2005. Loan and lease portfolio balances are included in Table 8.

 Total deposits at March 31, 2006 were $8.15 billion, up $386 million from $7.76 billion at March 31, 2005 and up $240 million from $7.91 billion at December 31, 2005.

During the first quarter of 2006, Bank of Hawaii Corporation repurchased 0.7 million shares of common stock at a total cost of $34.7 million under its share repurchase program. The average cost was $53.22 per share repurchased. From the beginning of the repurchase program in July 2001 through March 31, 2006, the Company repurchased a total of 40.6 million shares and returned nearly $1.37 billion to the shareholders at an average cost of $33.63 per share. From April 1, 2006 through April 21, 2006, the Company repurchased an additional 130 thousand shares of common stock at an average cost of $53.18 per share. Remaining buyback authority under the share repurchase program was $76.4 million at April 21, 2006.

At March 31, 2006 the Tier 1 leverage ratio was 7.19 percent compared to 7.42 percent at March 31, 2005 and 7.14 percent at December 31, 2005.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.37 per share on the Company’s outstanding shares. The dividend will be payable on June 14, 2006 to shareholders of record at the close of business on May 31, 2006.

Financial Outlook

Bank of Hawaii Corporation’s previous earnings estimate of net income for the full year of 2006 remains unchanged at approximately $187 million, including a $17 million provision for credit losses.  An analysis of credit quality is performed quarterly to determine the adequacy of the reserve for credit losses.  This analysis determines the timing and amount of the provision for credit losses.

Conference Call Information

The Company will review its first quarter 2006 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time). The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com. The conference call number is (800) 510-9661 in the United States or (617) 614-3452 for international callers. No passcode is required to access the call. A replay will be available for one week beginning Monday, April 24, 2006 by calling (888) 286-8010 in the United States or (617) 801-6888 for international callers and entering the number 67899656 when prompted. A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

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Bank of Hawaii Corporation is a bank holding company providing a broad range of financial products and services to customers in Hawaii and the Pacific Islands (Guam, nearby islands and American Samoa). The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release contains, and other statements made by the Company may contain, forward-looking statements concerning, among other things, the economic and business environment in our service area and elsewhere, credit quality, anticipated net income and other financial and business matters in future periods. Our forward-looking statements are based on numerous assumptions, any of which could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons, including, but not limited to: 1) unanticipated changes in business and economic conditions, the competitive environment, taxing authority interpretations, legislation in Hawaii and the other markets we serve, or the timing and interpretation of proposed accounting standards; 2) changes in our credit quality or risk profile that may increase or decrease the required level of reserve for credit losses; 3) changes in market interest rates that may affect our credit markets and ability to maintain our net interest margin; 4) unpredictable costs and other consequences of legal, tax or regulatory matters involving the Company; 5) changes to the amount and timing of our proposed equity repurchases; 6) real or threatened acts of war or terrorist activity affecting business conditions; and 7) adverse weather, public health and other natural conditions impacting the Company and its customers’ operations.  For further discussion of these and other risks and uncertainties that could cause actual results to differ materially from such forward-looking statements, please refer to the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2005 filed with the U.S. Securities and Exchange Commission. We do not undertake an obligation to update forward-looking statements to reflect later events or circumstances.

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Bank of Hawaii Corporation and Subsidiaries
Highlights (Unaudited)	Table 1

		Three Months Ended
		March 31,	December 31,	March 31,
(dollars in thousands except per share amounts)		2006	2005	2005 [1]
For the Period:
Interest Income		$135,403	$132,945	$120,158
Net Interest Income		102,202	103,456	100,658
Net Income		45,350	44,781	45,522
Basic Earnings Per Share		0.89	0.88	0.85
Diluted Earnings Per Share		0.87	0.86	0.83
Dividends Declared Per Share		0.37	0.37	0.33

Net Income to Average Total Assets (ROA)		1.82%	1.76%	1.88%
Net Income to Average Shareholders’ Equity (ROE)		26.13	25.19	23.66
Net Interest Margin [2]		4.41	4.42	4.42
Efficiency Ratio [3]		52.22	53.92	52.86

Average Assets		$10,091,665	$10,079,483	$9,845,765
Average Loans and Leases		6,181,697	6,177,424	6,000,572
Average Deposits		7,742,623	7,795,381	7,687,798
Average Shareholders’ Equity		703,856	705,428	780,271
Average Equity to Average Assets		6.97%	7.00%	7.92%

Market Price Per Share of Common Stock:	Closing	$53.31	$51.54	$45.26
	High	55.15	53.19	50.95
	Low	51.40	47.21	44.33

	March 31,	December 31,	March 31,
	2006	2005	2005
At Period End:
Net Loans and Leases	$6,155,061	$6,077,446	$5,910,784
Total Assets	10,528,049	10,187,038	9,908,030
Deposits	8,147,101	7,907,468	7,760,662
Long-Term Debt	242,730	242,703	242,656
Shareholders’ Equity	681,078	693,352	716,656

Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.46%	1.48%	1.75%
Dividend Payout Ratio [4]	41.57	42.05	38.82
Leverage Capital Ratio	7.19	7.14	7.42

Book Value Per Common Share	$13.36	$13.52	$13.57

Full-Time Equivalent Employees	2,561	2,585	2,593
Branches and Offices	85	85	87

1  Certain prior period information has been reclassified to conform to current presentation.

2  The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

3  The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).

4  Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share for the quarter.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands except per share amounts)	2006	2005	2005
Interest Income
Interest and Fees on Loans and Leases	$99,371	$97,697	$86,467
Income on Investment Securities - Available for Sale	30,835	29,820	27,319
Income on Investment Securities - Held to Maturity	4,757	4,899	5,825
Deposits	43	103	23
Funds Sold	125	154	75
Other	272	272	449
Total Interest Income	135,403	132,945	120,158
Interest Expense
Deposits	19,633	17,479	11,604
Securities Sold Under Agreements to Repurchase	7,890	6,504	3,325
Funds Purchased	1,893	1,730	733
Short-Term Borrowings	57	61	32
Long-Term Debt	3,728	3,715	3,806
Total Interest Expense	33,201	29,489	19,500
Net Interest Income	102,202	103,456	100,658
Provision for Credit Losses	2,761	1,588	—
Net Interest Income After Provision for Credit Losses	99,441	101,868	100,658
Non-Interest Income
Trust and Asset Management	14,848	14,098	14,622
Mortgage Banking	2,987	2,597	2,590
Service Charges on Deposit Accounts	10,132	10,151	10,179
Fees, Exchange, and Other Service Charges	14,767	15,147	13,836
Investment Securities Gains (Losses)	—	(4)	—
Insurance	5,019	4,201	5,788
Other	4,819	4,619	5,300
Total Non-Interest Income	52,572	50,809	52,315
Non-Interest Expense
Salaries and Benefits	45,786	43,319	44,769
Net Occupancy	9,643	9,643	9,545
Net Equipment	5,028	5,358	5,471
Professional Fees	438	4,057	3,051
Other	19,923	20,802	18,027
Total Non-Interest Expense	80,818	83,179	80,863
Income Before Income Taxes	71,195	69,498	72,110
Provision for Income Taxes	25,845	24,717	26,588
Net Income	$45,350	$44,781	$45,522
Basic Earnings Per Share	$0.89	$0.88	$0.85
Diluted Earnings Per Share	$0.87	$0.86	$0.83
Dividends Declared Per Share	$0.37	$0.37	$0.33
Basic Weighted Average Shares	50,785,244	50,743,172	53,401,787
Diluted Weighted Average Shares	52,106,954	52,042,845	55,020,050

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 3

	March 31,	December 31,	March 31,
(dollars in thousands)	2006	2005	2005
Assets
Interest-Bearing Deposits	$5,171	$4,893	$5,897
Funds Sold	328,000	—	70,000
Investment Securities - Available for Sale
Held in Portfolio	2,268,644	2,333,417	2,495,447
Pledged as Collateral	280,560	204,798	—
Investment Securities - Held to Maturity (Fair Value of $417,938, $442,989, and $547,764)	433,021	454,240	558,834
Loans Held for Sale	22,754	17,915	20,897
Loans and Leases	6,246,125	6,168,536	6,015,790
Allowance for Loan and Lease Losses	(91,064)	(91,090)	(105,006)
Net Loans and Leases	6,155,061	6,077,446	5,910,784
Total Earning Assets	9,493,211	9,092,709	9,061,859
Cash and Non-Interest-Bearing Deposits	422,436	493,825	306,852
Premises and Equipment	143,392	133,913	141,615
Customers’ Acceptance Liability	729	1,056	1,054
Accrued Interest Receivable	44,149	43,033	38,427
Foreclosed Real Estate	358	358	183
Mortgage Servicing Rights	18,468	18,010	18,510
Goodwill	34,959	34,959	34,959
Other Assets	370,347	369,175	304,571
Total Assets	$10,528,049	$10,187,038	$9,908,030
Liabilities
Deposits
Non-Interest-Bearing Demand	$2,377,355	$2,134,916	$1,943,616
Interest-Bearing Demand	1,674,294	1,678,454	1,702,158
Savings	2,716,572	2,819,258	2,968,624
Time	1,378,880	1,274,840	1,146,264
Total Deposits	8,147,101	7,907,468	7,760,662
Funds Purchased	55,930	268,110	76,100
Short-Term Borrowings	2,025	9,447	8,376
Securities Sold Under Agreements to Repurchase	957,166	609,380	664,206
Long-Term Debt	242,730	242,703	242,656
Banker’s Acceptances Outstanding	729	1,056	1,054
Retirement Benefits Payable	71,708	71,116	66,233
Accrued Interest Payable	11,882	10,910	7,669
Taxes Payable and Deferred Taxes	273,088	269,094	274,164
Other Liabilities	84,612	104,402	90,254
Total Liabilities	9,846,971	9,493,686	9,191,374
Shareholders’ Equity
Common Stock ($.01 par value); authorized 500,000,000 shares; issued / outstanding: March 2006 - 56,858,558 / 50,970,829, December 2005 - 56,827,483 / 51,276,286, March 2005 - 81,711,752 / 52,826,818	566	565	815
Capital Surplus	467,678	473,338	453,227
Accumulated Other Comprehensive Income (Loss)	(65,668)	(47,818)	(33,469)
Retained Earnings	565,702	546,591	1,310,070
Deferred Stock Grants	—	(11,080)	(8,145)
Treasury Stock, at Cost (Shares: March 2006 - 5,887,729, December 2005 - 5,551,197, March 2005 - 28,884,934)	(287,200)	(268,244)	(1,005,842)
Total Shareholders’ Equity	681,078	693,352	716,656
Total Liabilities and Shareholders’ Equity	$10,528,049	$10,187,038	$9,908,030

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

				Accum.
				Other
				Compre-
				hensive		Deferred		Compre-
		Common	Capital	Income	Retained	Stock	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	(Loss)	Earnings	Grants	Stock	Income
Balance at December 31, 2005	$693,352	$565	$473,338	$(47,818)	$546,591	$(11,080)	$(268,244)
Comprehensive Income:
Net Income	45,350	—	—	—	45,350	—	—	$45,350
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	(17,850)	—	—	(17,850)	—	—	—	(17,850)
Total Comprehensive Income								$27,500

Common Stock Issued under Stock Plans and Related Tax Benefits (393,036 shares)	16,014	1	(5,660)	—	(7,299)	11,080	17,892
Treasury Stock Purchased (697,974 shares)	(36,848)	—	—	—	—	—	(36,848)
Cash Dividends Paid	(18,940)	—	—	—	(18,940)	—	—
Balance at March 31, 2006	$681,078	$566	$467,678	$(65,668)	$565,702	$—	$(287,200)

Balance at December 31, 2004	$814,834	$813	$450,998	$(12,917)	$1,282,425	$(8,433)	$(898,052)
Comprehensive Income:
Net Income	45,522	—	—	—	45,522	—	—	$45,522
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	(20,552)	—	—	(20,552)	—	—	—	(20,552)
Total Comprehensive Income								$24,970

Common Stock Issued under Stock Plans and Related Tax Benefits (278,339 shares)	9,027	2	2,229	—	(282)	288	6,790
Treasury Stock Purchased (2,411,752 shares)	(114,580)	—	—	—	—	—	(114,580)
Cash Dividends Paid	(17,595)	—	—	—	(17,595)	—	—
Balance at March 31, 2005	$716,656	$815	$453,227	$(33,469)	$1,310,070	$(8,145)	$(1,005,842)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2006			December 31, 2005 [1]			March 31, 2005 [1]
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.3	$—	3.30%	$11.2	$0.1	3.64%	$4.8	$—	1.93%
Funds Sold	11.0	0.1	4.61	15.1	0.1	4.05	12.6	0.1	2.40
Investment Securities
Available for Sale	2,589.4	30.9	4.78	2,573.2	29.9	4.64	2,491.1	27.4	4.40
Held to Maturity	443.7	4.7	4.29	469.9	4.9	4.17	574.6	5.8	4.06
Loans Held for Sale	12.0	0.2	6.02	12.8	0.2	5.67	13.2	0.2	5.40
Loans and Leases [2]
Commercial and Industrial	931.9	16.2	7.05	943.7	16.0	6.74	918.8	13.4	5.89
Construction	142.6	2.8	8.03	161.3	2.9	7.22	106.7	1.4	5.38
Commercial Mortgage	571.9	9.2	6.50	565.7	9.0	6.33	605.9	8.5	5.73
Residential Mortgage	2,436.4	35.7	5.85	2,406.3	34.7	5.77	2,333.8	32.6	5.59
Other Revolving Credit and Installment	725.7	15.9	8.89	738.8	16.2	8.70	738.0	15.1	8.27
Home Equity	880.7	15.2	7.01	868.1	14.3	6.53	795.6	10.5	5.34
Lease Financing	492.5	4.2	3.42	493.5	4.4	3.53	501.8	4.8	3.82
Total Loans and Leases	6,181.7	99.2	6.47	6,177.4	97.5	6.28	6,000.6	86.3	5.80
Other	79.4	0.3	1.39	79.4	0.3	1.36	53.9	0.4	3.38
Total Earning Assets [3]	9,322.5	135.4	5.85	9,339.0	133.0	5.67	9,150.8	120.2	5.29
Cash and Non-Interest-Bearing Deposits	331.8			314.7			315.6
Other Assets	437.4			425.8			379.4
Total Assets	$10,091.7			$10,079.5			$9,845.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,654.7	3.3	0.82	$1,650.9	3.1	0.75	$1,618.1	1.7	0.42
Savings	2,756.2	7.2	1.06	2,882.4	6.1	0.83	2,972.3	4.4	0.60
Time	1,309.7	9.1	2.82	1,273.6	8.3	2.59	1,114.7	5.5	2.02
Total Interest-Bearing Deposits	5,720.6	19.6	1.39	5,806.9	17.5	1.19	5,705.1	11.6	0.82
Short-Term Borrowings	178.0	2.0	4.44	178.1	1.8	3.99	128.6	0.8	2.41
Securities Sold Under Agreements to Repurchase	772.0	7.9	4.15	710.5	6.5	3.63	577.6	3.3	2.33
Long-Term Debt	242.7	3.7	6.16	242.7	3.7	6.11	248.7	3.8	6.14
Total Interest-Bearing Liabilities	6,913.3	33.2	1.95	6,938.2	29.5	1.69	6,660.0	19.5	1.19
Net Interest Income		$102.2			$103.5			$100.7
Interest Rate Spread			3.90%			3.98%			4.10%
Net Interest Margin			4.41%			4.42%			4.42%
Non-Interest-Bearing Demand Deposits	2,022.0			1,988.5			1,982.7
Other Liabilities	452.5			447.4			422.8
Shareholders’ Equity	703.9			705.4			780.3
Total Liabilities and Shareholders’ Equity	$10,091.7			$10,079.5			$9,845.8

1  Certain prior period information has been reclassified to conform to current presentation.

2  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

3  Interest income includes taxable-equivalent basis adjustment based upon a statutory tax rate of 35%.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6

	Three Months Ended March 31, 2006 compared to December 31, 2005
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.1)	$—	$—	$(0.1)
Investment Securities
Available for Sale	0.2	0.9	(0.1)	1.0
Held to Maturity	(0.3)	0.1	—	(0.2)
Loans and Leases
Commercial and Industrial	(0.2)	0.7	(0.3)	0.2
Construction	(0.4)	0.3	—	(0.1)
Commercial Mortgage	0.1	0.3	(0.2)	0.2
Residential Mortgage	0.5	0.5	—	1.0
Other Revolving Credit and Installment	(0.3)	0.4	(0.4)	(0.3)
Home Equity	0.2	1.0	(0.3)	0.9
Lease Financing	—	(0.2)	—	(0.2)
Total Loans and Leases	(0.1)	3.0	(1.2)	1.7
Total Change in Interest Income	(0.3)	4.0	(1.3)	2.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.3	(0.1)	0.2
Savings	(0.4)	1.6	(0.1)	1.1
Time	0.3	0.5	—	0.8
Total Interest-Bearing Deposits	(0.1)	2.4	(0.2)	2.1
Short-Term Borrowings	—	0.2	—	0.2
Securities Sold Under Agreements to Repurchase	0.6	0.9	(0.1)	1.4
Total Change in Interest Expense	0.5	3.5	(0.3)	3.7

Change in Net Interest Income	$(0.8)	$0.5	$(1.0)	$(1.3)

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate or time for that category.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 7

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2006	2005	2005 [1]
Salaries	$26,724	$27,765	$26,111
Incentive Compensation	4,321	4,067	3,968
Share-Based Compensation	1,481	720	1,715
Commission Expense	1,922	1,715	2,252
Retirement and Other Benefits	5,235	4,245	4,768
Payroll Taxes	3,385	1,999	3,453
Medical, Dental, and Life Insurance	2,161	2,168	2,231
Separation Expense	557	640	271
Total Salaries and Benefits	$45,786	$43,319	$44,769

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances (Unaudited)	Table 8

	March 31,	December 31,	March 31,
(dollars in thousands)	2006	2005 [1]	2005 [1]
Commercial
Commercial and Industrial	$957,893	$918,842	$932,978
Commercial Mortgage	591,770	558,346	609,689
Construction	154,737	153,682	88,769
Lease Financing	467,688	470,155	468,349
Total Commercial	2,172,088	2,101,025	2,099,785
Consumer
Residential Mortgage	2,441,664	2,431,198	2,345,182
Home Equity	888,528	874,400	803,893
Other Revolving Credit and Installment	719,553	736,364	736,250
Lease Financing	24,292	25,549	30,680
Total Consumer	4,074,037	4,067,511	3,916,005
Total Loans and Leases	$6,246,125	$6,168,536	$6,015,790

Air Transportation Credit Exposure 2 (Unaudited)

	March 31, 2006			Dec. 31, 2005	March 31, 2005
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
Passenger Carriers Based In the United States	$68,609	$—	$68,609	$68,829	$90,353
Passenger Carriers Based Outside the United States	20,613	—	20,613	20,678	24,888
Cargo Carriers	13,240	—	13,240	13,240	13,475
Total Air Transportation Credit Exposure	$102,462	$—	$102,462	$102,747	$128,716

1  Certain prior period information has been reclassified to conform to current presentation.

2  Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)	Table 9

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2006	2005 [1]	2005 [1]	2005 [1]	2005 [1]
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$236	$212	$471	$430	$470
Commercial Mortgage	52	130	1,617	1,805	1,994
Lease Financing	—	—	4	1,586	2,418
Total Commercial	288	342	2,092	3,821	4,882
Consumer
Residential Mortgage	4,922	5,439	5,021	5,968	7,432
Home Equity	38	39	41	156	185
Total Consumer	4,960	5,478	5,062	6,124	7,617
Total Non-Accrual Loans and Leases	5,248	5,820	7,154	9,945	12,499
Foreclosed Real Estate	358	358	413	292	183
Other Investments	300	300	683	683	683
Total Non-Performing Assets	$5,906	$6,478	$8,250	$10,920	$13,365

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$—	$—	$9	$29
Commercial Mortgage	—	—	—	2,213	2,243
Total Commercial	—	—	—	2,222	2,272
Consumer
Residential Mortgage	464	1,132	1,545	1,310	604
Home Equity	85	185	83	—	70
Other Revolving Credit and Installment	1,390	1,504	1,479	1,417	1,417
Lease Financing	18	29	51	—	—
Total Consumer	1,957	2,850	3,158	2,727	2,091
Total Accruing Loans and Leases Past Due 90 Days or More	$1,957	$2,850	$3,158	$4,949	$4,363

Total Loans and Leases	$6,246,125	$6,168,536	$6,202,546	$6,151,418	$6,015,790

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.08%	0.09%	0.12%	0.16%	0.21%

Ratio of Non-Performing Assets to Total Loans and Leases, Foreclosed Real Estate and Other Investments	0.09%	0.11%	0.13%	0.18%	0.22%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.13%	0.15%	0.18%	0.26%	0.29%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$6,478	$8,250	$10,920	$13,365	$13,859
Additions	907	1,191	919	3,088	2,796
Reductions
Payments	(445)	(2,345)	(1,326)	(5,097)	(2,202)
Return to Accrual	(985)	(231)	(2,007)	(392)	(698)
Sales of Foreclosed Assets	—	(122)	—	—	(129)
Charge-offs/Write-downs	(49)	(265)	(256)	(44)	(261)
Total Reductions	(1,479)	(2,963)	(3,589)	(5,533)	(3,290)
Balance at End of Quarter	$5,906	$6,478	$8,250	$10,920	$13,365

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Reserve for Credit Losses (Unaudited)	Table 10

	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2006	2005	2005
Balance at Beginning of Period	$96,167	$96,167	$113,596
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(382)	(732)	(574)
Consumer
Residential Mortgage	(10)	(134)	(315)
Home Equity	(141)	(236)	(292)
Other Revolving Credit and Installment	(4,254)	(5,651)	(4,582)
Lease Financing	(12)	(35)	(34)
Total Loans and Leases Charged-Off	(4,799)	(6,788)	(5,797)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	295	470	541
Commercial Mortgage	89	3,006	62
Lease Financing	—	26	32
Consumer
Residential Mortgage	122	156	106
Home Equity	61	97	60
Other Revolving Credit and Installment	1,462	1,440	1,287
Lease Financing	9	5	19
Total Recoveries on Loans and Leases Previously Charged-Off	2,038	5,200	2,107
Net Loan and Lease Charge-Offs	(2,761)	(1,588)	(3,690)
Provision for Credit Losses	2,761	1,588	—
Balance at End of Period [1]	$96,167	$96,167	$109,906

Components
Allowance for Loan and Lease Losses	$91,064	$91,090	$105,006
Reserve for Unfunded Commitments	5,103	5,077	4,900
Total Reserve for Credit Losses	$96,167	$96,167	$109,906

Average Loans and Leases Outstanding	$6,181,697	$6,177,424	$6,000,572

Ratio of Net Loan and Lease Charge-Offs to Average Loans and Leases Outstanding (annualized)	0.18%	0.10%	0.25%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.46%	1.48%	1.75%

1  Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11

			Investment	Treasury
	Retail	Commercial	Services	and Other	Consolidated
(dollars in thousands)	Banking	Banking	Group	Corporate	Total
Three Months Ended March 31, 2006
Net Interest Income	$57,659	$34,777	$3,404	$6,362	$102,202
Provision for Credit Losses	2,494	421	—	(154)	2,761
Net Interest Income After Provision for Credit Losses	55,165	34,356	3,404	6,516	99,441
Non-Interest Income	23,038	9,808	17,422	2,304	52,572
	78,203	44,164	20,826	8,820	152,013
Non-Interest Expense	(40,897)	(21,894)	(16,214)	(1,813)	(80,818)
Income Before Income Taxes	37,306	22,270	4,612	7,007	71,195
Provision for Income Taxes	(13,803)	(8,187)	(1,706)	(2,149)	(25,845)
Allocated Net Income	23,503	14,083	2,906	4,858	45,350
Allowance Funding Value	(189)	(546)	(8)	743	—
Provision for Credit Losses	2,494	421	—	(154)	2,761
Economic Provision	(3,160)	(2,283)	(102)	—	(5,545)
Tax Effect of Adjustments	316	891	41	(218)	1,030
Income Before Capital Charge	22,964	12,566	2,837	5,229	43,596
Capital Charge	(5,392)	(4,415)	(1,583)	(7,977)	(19,367)
Net Income (Loss) After Capital Charge (NIACC)	$17,572	$8,151	$1,254	$(2,748)	$24,229

RAROC (ROE for the Company)	48%	32%	20%	17%	26%

Total Assets at March 31, 2006	$3,874,845	$2,542,730	$189,084	$3,921,390	$10,528,049

Three Months Ended March 31, 2005 [1]
Net Interest Income	$52,310	$34,562	$2,929	$10,857	$100,658
Provision for Credit Losses	3,485	416	—	(3,901)	—
Net Interest Income After Provision for Credit Losses	48,825	34,146	2,929	14,758	100,658
Non-Interest Income	21,528	11,531	17,340	1,916	52,315
	70,353	45,677	20,269	16,674	152,973
Non-Interest Expense	(40,273)	(22,560)	(15,995)	(2,035)	(80,863)
Income Before Income Taxes	30,080	23,117	4,274	14,639	72,110
Provision for Income Taxes	(11,130)	(8,598)	(1,582)	(5,278)	(26,588)
Allocated Net Income	18,950	14,519	2,692	9,361	45,522
Allowance Funding Value	(162)	(602)	(6)	770	—
Provision for Credit Losses	3,485	416	—	(3,901)	—
Economic Provision	(3,505)	(2,458)	(90)	(2)	(6,055)
Tax Effect of Adjustments	67	978	36	1,159	2,240
Income Before Capital Charge	18,835	12,853	2,632	7,387	41,707
Capital Charge	(5,288)	(4,636)	(1,510)	(10,027)	(21,461)
Net Income (Loss) After Capital Charge (NIACC)	$13,547	$8,217	$1,122	$(2,640)	$20,246

RAROC (ROE for the Company)	40%	31%	19%	20%	24%

Total Assets at March 31, 2005	$3,791,538	$2,390,204	$142,619	$3,583,669	$9,908,030

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Quarterly Summary of Selected Consolidated Financial Data (Unaudited)	Table 12

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands except per share amounts)	2006	2005	2005	2005	2005 [1]
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$99,371	$97,697	$94,381	$90,119	$86,467
Income on Investment Securities - Available for Sale	30,835	29,820	28,482	27,987	27,319
Income on Investment Securities - Held to Maturity	4,757	4,899	5,109	5,527	5,825
Deposits	43	103	57	36	23
Funds Sold	125	154	935	165	75
Other	272	272	270	271	449
Total Interest Income	135,403	132,945	129,234	124,105	120,158
Interest Expense
Deposits	19,633	17,479	15,766	13,577	11,604
Securities Sold Under Agreements to Repurchase	7,890	6,504	6,796	4,562	3,325
Funds Purchased	1,893	1,730	901	1,151	733
Short-Term Borrowings	57	61	50	45	32
Long-Term Debt	3,728	3,715	3,761	3,731	3,806
Total Interest Expense	33,201	29,489	27,274	23,066	19,500
Net Interest Income	102,202	103,456	101,960	101,039	100,658
Provision for Credit Losses	2,761	1,588	3,000	—	—
Net Interest Income After Provision for Credit Losses	99,441	101,868	98,960	101,039	100,658
Non-Interest Income
Trust and Asset Management	14,848	14,098	14,052	14,058	14,622
Mortgage Banking	2,987	2,597	2,618	2,594	2,590
Service Charges on Deposit Accounts	10,132	10,151	10,046	9,569	10,179
Fees, Exchange, and Other Service Charges	14,767	15,147	15,394	15,211	13,836
Investment Securities Gains (Losses)	—	(4)	8	337	—
Insurance	5,019	4,201	5,324	4,330	5,788
Other	4,819	4,619	8,074	4,575	5,300
Total Non-Interest Income	52,572	50,809	55,516	50,674	52,315
Non-Interest Expense
Salaries and Benefits	45,786	43,319	44,366	43,856	44,769
Net Occupancy	9,643	9,643	9,896	9,189	9,545
Net Equipment	5,028	5,358	5,335	5,377	5,471
Professional Fees	438	4,057	5,689	2,905	3,051
Other	19,923	20,802	19,310	17,677	18,027
Total Non-Interest Expense	80,818	83,179	84,596	79,004	80,863
Income Before Income Taxes	71,195	69,498	69,880	72,709	72,110
Provision for Income Taxes	25,845	24,717	25,051	26,280	26,588
Net Income	$45,350	$44,781	$44,829	$46,429	$45,522

Basic Earnings Per Share	$0.89	$0.88	$0.87	$0.90	$0.85
Diluted Earnings Per Share	$0.87	$0.86	$0.85	$0.87	$0.83

Balance Sheet Totals
Total Assets	$10,528,049	$10,187,038	$10,085,235	$10,059,690	$9,908,030
Net Loans and Leases	6,155,061	6,077,446	6,110,892	6,049,831	5,910,784
Total Deposits	8,147,101	7,907,468	7,756,586	7,726,758	7,760,662
Total Shareholders’ Equity	681,078	693,352	696,311	712,169	716,656

Performance Ratios
Net Income to Average Total Assets (ROA)	1.82%	1.76%	1.74%	1.87%	1.88%
Net Income to Average Shareholders’ Equity (ROE)	26.13	25.19	24.61	25.98	23.66
Net Interest Margin [2]	4.41	4.42	4.30	4.36	4.42
Efficiency Ratio [3]	52.22	53.92	53.72	52.07	52.86

1  Certain prior period information has been reclassified to conform to current presentation.

2  The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

3  The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).